Prospectus Supplement dated November 27, 2019
Product Name	Prospectus Form #/Date
RiverSource ® Signature Variable Annuity	43444 CF (4/19) / April 29, 2019
RiverSource ® Signature One Variable Annuity	240192 CF (4/19) / April 29, 2019
RiverSource ® Signature Variable Universal Life Insurance	S-6482 K (1/07) / January 2, 2007
This supplement describes proposed changes to certain investment options offered under variable annuity contracts and variable life insurance policies (the “Contracts”) listed above. Please retain this supplement with your prospectus for future reference.
The Board of Directors of Lazard Retirement Series, Inc. (the “Fund”) has approved the liquidation of Lazard Retirement US Equity Select Portfolio, a portfolio of the Fund (the “Portfolio”).
Effective December 13, 2019, new purchase payments will not be accepted into the Portfolio. It is anticipated that the Portfolio’s assets (including the Service Shares held by the variable account) will be distributed on or about December 31, 2019 (the “Liquidation Date”) at which time shareholders will receive a liquidating distribution in an amount equal to the accumulation unit value of their Portfolio shares. Shareholders of the Portfolio may redeem their investments in the Portfolio at any time prior to the Liquidation Date.
If you have Contract value allocated to the Portfolio, you may transfer it to any other available investment option prior to the Liquidation Date. Such transfers will not count toward any Contract level limitation on the number of transfers allowed per year. Any Contract value remaining in the Portfolio on the Liquidation Date will be transferred to the Columbia Variable Portfolio – Government Money Market Fund (Class 3) without charge. Thereafter, the Portfolio will no longer be available as an investment option under your Contract.
For 60 days after the Liquidation Date, you may transfer Contract value allocated to the Columbia Variable Portfolio – Government Money Market Fund (Class 3) to any other investment option available under your Contract without charge. Such transfers will not count toward any Contract level limitations on the number of transfers allowed per year.
To obtain a prospectus for the funds available under your Contract, contact us at the address or phone number shown on the first page of your Contract’s prospectus.
THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
43444 -3 A (11/19)
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